                                  Exhibit 10(h)


                The Scotts Company 1998 Executive Incentive Plan

                             GENERAL PLAN PROVISIONS


OBJECTIVE: To provide a strong financial incentive which is consistent with and supportive of business strategy and to encourage a team effort towards the achievement of corporate goals.

TARGET AWARDS: Each participant will be assigned a 1998 "Bonus Target Percent of Salary."

RESTRICTIONS: Participants must be actively employed in an eligible position for at least 13 consecutive weeks during the plan year. Participants must be employed on the last day of the fiscal year to be eligible for a payout. Participants who terminate their employment during the plan year, except in cases of retirement, will not be eligible for an incentive payment, prorated or otherwise.

Plan eligibility and payout calculation will not be impacted for associates on short term disability at any time during the plan year. However, if an associate is on long term disability, the payout will be prorated to compensate only for periods of active employment or short term disability.

The Plan confers no rights upon any associate to participate in the Plan or remain in the employ of the Company. Neither the adoption of the Plan nor its operation shall in any way affect the right of the associate or the Company to terminate the employment relationship at any time.

The Company reserves the right to suspend the Plan, to withdraw the Plan, and to make substantial alterations in Plan concept.





11/19/98

                             CORPORATE PARTICIPANTS
                          EXECUTIVE & MANAGEMENT LEVEL

Finance                                              Information Systems
Human Resources                                      Corporate Quality
Research                                             Corporate Communications
Legal


MEASUREMENTS:


-------------------------- ------------------------ ------------------------
PARTICIPANTS                  CORPORATE EARNINGS     MAJOR GOAL ATTAINMENT
                                  PER SHARE
                                  ("E.P.S.")
-------------------------- ------------------------ ------------------------
Finance                              80%                      20%
-------------------------- ------------------------ ------------------------
Human Resources                      80%                      20%
-------------------------- ------------------------ ------------------------
Research                             80%                      20%
-------------------------- ------------------------ ------------------------
Legal                                80%                      20%
-------------------------- ------------------------ ------------------------
Information Systems                  80%                      20%
-------------------------- ------------------------ ------------------------
Corporate Quality                    80%                      20%
-------------------------- ------------------------ ------------------------
Corporate Communications             80%                      20%
-------------------------- ------------------------ ------------------------


EARNED AWARDS:

CORPORATE EARNINGS PER SHARE: As reported in public financial statements.


------------------------- ---------------------- -------------------------
CORPORATE PERFORMANCE       EARNINGS PER SHARE       INCENTIVE PAYOUT
                                                     AWARD PERCENTAGE
------------------------- ---------------------- -------------------------
Minimum                         80% - $1.25                 25%
------------------------- ---------------------- -------------------------
Target                         100% - $1.56                100%
------------------------- ---------------------- -------------------------
Maximum                        120% - $1.87                250%
------------------------- ---------------------- -------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $.01 increase in E.P.S. above the "Minimum", the award percentage increases by 2.42%.

For results between "Target" and "Maximum": For each $.01 increase in E.P.S. above the "Target", the award percentage increases by 4.84%.




11/19/98

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participant's area of responsibility, as established and measured by the CEO and/or the participant's manager.

---------------------------- ----------------------------- --------------------------
PERSONAL PERFORMANCE LEVELS         GOAL ATTAINMENT            INCENTIVE PAYOUT
                                                               AWARD PERCENTAGE
---------------------------- ----------------------------- --------------------------
Minimum                          Did not achieve goals                 0%
---------------------------- ----------------------------- --------------------------
Target                         Achieved goals on average             100%
---------------------------- ----------------------------- --------------------------
Maximum                        Exceeded goals on average             200%
---------------------------- ----------------------------- --------------------------

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).

SAMPLE CALCULATION:

Salary: $80,000
1998 Target Percentage: 20%

Results:
Earnings Per Share: $1.58
Major Goal Attainment:  Accomplished all major goals satisfactorily.

1998 Target x 80% x Corporate Earnings Per Share Award Percentage
          20% x 80% x 109.7% = 17.52%
                           +
1998 Target x 20% x Major Goal Attainment Award Percentage
          20% x 20% x 100% = 4.0%

=Award of 21.52% of pay

FINAL PAYOUT = $80,000 X 21.52% = $17,216




11/19/98

                           BUSINESS GROUP PARTICIPANTS
                                 EXECUTIVE LEVEL
                      (EXECUTIVES AND THEIR DIRECT REPORTS)

Consumer Lawns
Consumer Gardens
Consumer Organics
Professional
International

MEASUREMENTS


------------------------------- ---------------------------------- --------------------- --------------------
BUSINESS GROUP                           BUSINESS GROUP                 CORPORATE            MAJOR GOAL
                                     ADJUSTED CONTRIBUTION               EARNINGS            ATTAINMENT
                                             MARGIN                     PER SHARE
                                            ("A.C.M.")                  ("E.P.S.")
------------------------------- ---------------------------------- --------------------- --------------------
Consumer Lawns                                 50%                         30%                   20%
------------------------------- ---------------------------------- --------------------- --------------------
Consumer Gardens                               50%                         30%                   20%
------------------------------- ---------------------------------- --------------------- --------------------
Professional                                   50%                         30%                   20%
------------------------------- ---------------------------------- --------------------- --------------------
Organics                                       50%                         30%                   20%
------------------------------- ---------------------------------- --------------------- --------------------
International                                  50%                         30%                   20%
------------------------------- ---------------------------------- --------------------- --------------------

EARNED AWARDS:

BUSINESS GROUP A.C.M.:  Defined by the attached schedule.

-------------------------- ------------------------ ---------------------------
GROUP PERFORMANCE LEVELS     BUSINESS GROUP A.C.M.       INCENTIVE PAYOUT
                            PERFORMANCE PERCENTAGE       AWARD PERCENTAGE
-------------------------- ------------------------ ---------------------------
Minimum                               80%                       25%
-------------------------- ------------------------ ---------------------------
Target                               100%                      100%
-------------------------- ------------------------ ---------------------------
Maximum                              120%                      250%
-------------------------- ------------------------ ---------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.



11/19/98

CORPORATE EARNINGS PER SHARE: As reported in public financial statements.


----------------------- ------------------------------- -------------------
CORPORATE PERFORMANCE         EARNINGS PER SHARE         INCENTIVE PAYOUT
                                                         AWARD PERCENTAGE
----------------------- ------------------------------- -------------------
Minimum                           80% - $1.25                   25%
----------------------- ------------------------------- -------------------
Target                           100% - $1.56                  100%
----------------------- ------------------------------- -------------------
Maximum                          120% - $1.87                  250%
----------------------- ------------------------------- -------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $.01 increase in E.P.S. above the "Minimum", the award percentage increases by 2.42%.

For results between "Target" and "Maximum": For each $.01 increase in E.P.S. above the "Target", the award percentage increases by 4.84%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participant's area of responsibility, as established and measured by the CEO, Executive Vice President and/or the participant's manager.

------------------------------ -------------------------------------- --------------------------
PERSONAL PERFORMANCE LEVELS               GOAL ATTAINMENT                 INCENTIVE PAYOUT
                                                                          AWARD PERCENTAGE
------------------------------ -------------------------------------- --------------------------
Minimum                                Did not achieve goals                      0%
------------------------------ -------------------------------------- --------------------------
Target                               Achieved goals on average                  100%
------------------------------ -------------------------------------- --------------------------
Maximum                              Exceeded goals on average                  200%
------------------------------ -------------------------------------- --------------------------

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).




11/19/98

SAMPLE CALCULATION:

Salary: $80,000
1998 Target Percentage: 20%

Results:
Business Group A.C.M.:
         Actual            $21,000,000
         Budget            $20,000,000
Earnings Per Share: $1.58
Major Goal Attainment:  Accomplished all major goals satisfactorily on average.

Calculation:
Business Group A.C.M. = $21,000,000 = 105%
Performance Percentage  $20,000,000

(5% Performance Percentage above "target" x 7.5%) + 100% = 137.5% Business Group
                                                         A.C.M. Award Percentage

1998 Target x 50% x Business Group A.C.M. Award Percentage
       20% x 50% x 137.5% = 13.75%
                           +
1998 Target x 30% x Corporate Earnings Per Share Award Percentage
       20% x 30% x 109.7% = 6.58%
                           +
1998 Target x 20% x Major Goal Attainment Award Percentage
       20% x 20% x 100% = 4.0%

=Award of 24.33% of pay

FINAL PAYOUT = $80,000 X 24.33% = $19,464





11/19/98

                           BUSINESS GROUP PARTICIPANTS
                                MANAGEMENT LEVEL

Consumer Lawns
Consumer Gardens
Professional
Organics
International

MEASUREMENTS:

---------------------- --------------------------------- --------------------
BUSINESS GROUP                  BUSINESS GROUP                MAJOR GOAL
                             ADJUSTED CONTRIBUTION            ATTAINMENT
                               MARGIN ("A.C.M.")
---------------------- --------------------------------- --------------------
Consumer Lawns                       80%                         20%
---------------------- --------------------------------- --------------------
Consumer Gardens                     80%                         20%
---------------------- --------------------------------- --------------------
Professional                         80%                         20%
---------------------- --------------------------------- --------------------
Organics                             80%                         20%
---------------------- --------------------------------- --------------------
International                        80%                         20%
---------------------- --------------------------------- --------------------

EARNED AWARDS:

BUSINESS GROUP A.C.M.:  Defined by the attached schedule.


----------------------------- -------------------------- ---------------------
GROUP PERFORMANCE LEVELS        BUSINESS GROUP A.C.M.      INCENTIVE PAYOUT
                                PERFORMANCE PERCENTAGE     AWARD PERCENTAGE
----------------------------- -------------------------- ---------------------
Minimum                                   80%                     25%
----------------------------- -------------------------- ---------------------
Target                                   100%                    100%
----------------------------- -------------------------- ---------------------
Maximum                                  120%                    250%
----------------------------- -------------------------- ---------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.



11/19/98

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participants area of responsibility, as established and measured by the CEO, Executive Vice President and/or the participant's manager.


------------------------------- -------------------------------------- --------------------------
PERSONAL PERFORMANCE LEVELS                GOAL ATTAINMENT                 INCENTIVE PAYOUT
                                                                           AWARD PERCENTAGE
------------------------------- -------------------------------------- --------------------------
Minimum                                 Did not achieve goals                      0%
------------------------------- -------------------------------------- --------------------------
Target                                Achieved goals on average                  100%
------------------------------- -------------------------------------- --------------------------
Maximum                               Exceeded goals on average                  200%
------------------------------- -------------------------------------- --------------------------

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).

SAMPLE CALCULATION:

Salary: $80,000
1998 Target Percentage: 20%

Results:
Business Group A.C.M.:
         Actual            $21,000,000
         Budget            $20,000,000
Major Goal Attainment:  Accomplished all major goals satisfactorily on average.

Calculation:
Business Group A.C.M. = $21,000,000 = 105%
Performance Percentage  $20,000,000

(5% Performance Percentage above "target" x 7.5%) + 100% = 137.5% Business Group
                                                         A.C.M. Award Percentage

1998 Target x 80% x Business Group A.C.M. Award Percentage
        20% x 80% x 137.5% = 22.0%
                  +
1998 Target x 20% x Major Goal Attainment Award Percentage
        20% x 20% x 100% = 4.0%

=Award of 26.0% of pay

FINAL PAYOUT = $80,000 X 26.0% = $20,800




11/19/98

                             OPERATIONS PARTICIPANTS
                                 EXECUTIVE LEVEL
                      (EXECUTIVES AND THEIR DIRECT REPORTS)

MEASUREMENTS

------------------- ------------------ ------------------------ ---------------------------- -----------------
BUSINESS                OPERATING             CORPORATE            INDIVIDUAL AREA OF          MAJOR GOAL
GROUP                     COSTS              EARNINGS PER            RESPONSIBILITY            ATTAINMENT
                                                SHARE                 ("I.A.O.R.")
------------------- ------------------ ------------------------ ---------------------------- -----------------
Operations               Range:                  30%                      Range:                   20%
                        15% - 50%                                        0% - 35%
------------------- ------------------ ------------------------ ---------------------------- -----------------


EARNED AWARDS

OPERATING COSTS:  Defined by the sum of the following:

1. Total manufacturing variances to budget
2. Total material price variances to budget
3. Total distribution variances to flex budget

---------------------------- ------------------------------- -------------------------------
CORPORATE PERFORMANCE               OPERATING COSTS                 INCENTIVE PAYOUT
                                                                    AWARD PERCENTAGE
---------------------------- ------------------------------- -------------------------------
Minimum                                $2 MM (U)                           25%
---------------------------- ------------------------------- -------------------------------
Target                                   Budget                           100%
---------------------------- ------------------------------- -------------------------------
Maximum                                $1 MM (F)                          250%
---------------------------- ------------------------------- -------------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $26,667 below the "Target", the award percentage decreases by 1.00%.

For results between "Target" and "Maximum": For each $6,667 above the "Target", the award percentage increases by 1.00%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

CORPORATE EARNINGS PER SHARE: As reported in public financial statements.

---------------------------- ------------------------------- -------------------------------
CORPORATE PERFORMANCE              EARNINGS PER SHARE               INCENTIVE PAYOUT
                                                                    AWARD PERCENTAGE
---------------------------- ------------------------------- -------------------------------
Minimum                                80% - $1.25                         25%
---------------------------- ------------------------------- -------------------------------
Target                                100% - $1.56                        100%
---------------------------- ------------------------------- -------------------------------
Maximum                               120% - $1.87                        250%
---------------------------- ------------------------------- -------------------------------



11/19/98

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $.01 increase in E.P.S. above the "Minimum", the award percentage increases by 2.42%.

For results between "Target" and "Maximum": For each $.01 increase in E.P.S. above the "Target", the award percentage increases by 4.84%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

INDIVIDUAL AREA OF RESPONSIBILITY:  Defined according to the participant.


-------------------------- ----------------------------------------------- --------------------------
I.A.O.R.                               AREA OF RESPONSIBILITY                  INCENTIVE PAYOUT
PERFORMANCE LEVELS                           MEASURE(S)                        AWARD PERCENTAGE
-------------------------- ----------------------------------------------- --------------------------
Minimum                          Defined according to the I.A.O.R.                    25%
-------------------------- ----------------------------------------------- --------------------------
Target                                         Budget                                100%
-------------------------- ----------------------------------------------- --------------------------
Maximum                          Defined according to the I.A.O.R.                   250%
-------------------------- ----------------------------------------------- --------------------------


Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participants area of responsibility, as established and measured by the CEO, Executive Vice President and/or the participant's manager.


------------------------------- -------------------------------------- --------------------------
PERSONAL PERFORMANCE LEVELS                GOAL ATTAINMENT                 INCENTIVE PAYOUT
------------------------------- -------------------------------------- --------------------------
Minimum                                 Did not achieve goals                      0%
------------------------------- -------------------------------------- --------------------------
Target                                Achieved goals on average                  100%
------------------------------- -------------------------------------- --------------------------
Maximum                               Exceeded goals on average                  200%
------------------------------- -------------------------------------- --------------------------

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).




11/19/98

SAMPLE CALCULATION:

Salary: $80,000
1998 Target Percentage: 20%

Incentive Measurements
------------------- ------------------ ------------------------ ---------------------------- -----------------
BUSINESS                OPERATING             CORPORATE             INDIVIDUAL AREA OF          MAJOR GOAL
GROUP                     COSTS              EARNINGS PER             RESPONSIBILITY            ATTAINMENT
                                                SHARE                  ("I.A.O.R.")
------------------- ------------------ ------------------------ ---------------------------- -----------------
Operations                 15%                   30%                        35%                    20%
------------------- ------------------ ------------------------ ---------------------------- -----------------

Results:
Operating Costs:  $20,000 (F)
Corporate Earnings per Share: $1.58
Individual Area of Responsibility:  Attains budget
Major Goal Attainment: Accomplished all major goals satisfactorily on average.

Calculation:
Operating Costs   = $20,000 = 3.0 + 100% = 103%
Award Percentage     $6,667

1998 Target x 20% x Operations Cost Award Percentage
          20% x 15% x 103% = 3.09%
                 +
1998 Target x 20% x Corporate Earnings per Share Award Percentage
          20% x 30% x 109.7% = 6.58%
                 +
1998 Target x 40% x Individual Area of Responsibility Award Percentage
          20% x 35% x 100% = 7.00%
                 +
1998 Target x 20% x Major Goal Attainment Award Percentage
          20% x 20% x 100% = 4.00%

= Award of  20.67% of pay

FINAL PAYOUT = $80,000 X 20.67% = $16,536



11/19/98

                             OPERATIONS PARTICIPANTS
                                MANAGEMENT LEVEL

MEASUREMENTS

------------------- ---------------- --------------------------- ---------------------------- -----------------
BUSINESS               OPERATING           MAJOR AREA OF             INDIVIDUAL AREA OF          MAJOR GOAL
GROUP                    COSTS             RESPONSIBILITY              RESPONSIBILITY            ATTAINMENT
                                            ("M.A.O.R.")                 ("I.A.O.R.")
------------------- ---------------- --------------------------- ---------------------------- -----------------
Operations                20%                  Range:                      Range:                   20%
                                             20% - 60%                    0% - 40%
------------------- ---------------- --------------------------- ---------------------------- -----------------

EARNED AWARDS

OPERATING COSTS:  Defined by the sum of the following:

1. Total manufacturing variances to budget
2. Total material price variances to budget
3. Total distribution variances to flex budget


--------------------------------------------- ------------------------------- -------------------------------
CORPORATE PERFORMANCE                                OPERATING COSTS                 INCENTIVE PAYOUT
                                                                                     AWARD PERCENTAGE
--------------------------------------------- ------------------------------- -------------------------------
Minimum                                                 $2 MM (U)                           25%
--------------------------------------------- ------------------------------- -------------------------------
Target                                                    Budget                           100%
--------------------------------------------- ------------------------------- -------------------------------
Maximum                                                 $1 MM (F)                          250%
--------------------------------------------- ------------------------------- -------------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each $26,667 below the "Target", the award percentage decreases by 1.00%.

For results between "Target" and "Maximum": For each $6,667 above the "Target", the award percentage increases by 1.00%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR AREA OF RESPONSIBILITY:  Defined according to the participant.

---------------------------------- ----------------------------------------------- --------------------------
M.A.O.R.                                    MAJOR AREA OF RESPONSIBILITY               INCENTIVE PAYOUT
PERFORMANCE LEVELS                                   MEASURE(S)                        AWARD PERCENTAGE
---------------------------------- ----------------------------------------------- --------------------------
Minimum                                  Defined according to the M.A.O.R.                    25%
---------------------------------- ----------------------------------------------- --------------------------
Target                                                 Budget                                100%
---------------------------------- ----------------------------------------------- --------------------------
Maximum                                  Defined according to the M.A.O.R.                   250%
---------------------------------- ----------------------------------------------- --------------------------




11/19/98

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results above the "Maximum": An incentive payout of 250% will be calculated.

INDIVIDUAL AREA OF RESPONSIBILITY:  Defined according to the participant.

---------------------------------- ----------------------------------------------- --------------------------
I.A.O.R.                                       AREA OF RESPONSIBILITY                  INCENTIVE PAYOUT
PERFORMANCE LEVELS                                   MEASURE(S)                        AWARD PERCENTAGE
---------------------------------- ----------------------------------------------- --------------------------
Minimum                                  Defined according to the I.A.O.R.                    25%
---------------------------------- ----------------------------------------------- --------------------------
Target                                                 Budget                                100%
---------------------------------- ----------------------------------------------- --------------------------
Maximum                                  Defined according to the I.A.O.R.                   250%
---------------------------------- ----------------------------------------------- --------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Based on the performance and achievement of specific quantifiable goals within the participants area of responsibility, as established and measured by the CEO, Executive Vice President and/or the participant's manager.

------------------------------------------- -------------------------------------- --------------------------
PERSONAL PERFORMANCE LEVELS                            GOAL ATTAINMENT                 INCENTIVE PAYOUT
------------------------------------------- -------------------------------------- --------------------------
Minimum                                             Did not achieve goals                      0%
------------------------------------------- -------------------------------------- --------------------------
Target                                            Achieved goals on average                  100%
------------------------------------------- -------------------------------------- --------------------------
Maximum                                           Exceeded goals on average                  200%
------------------------------------------- -------------------------------------- --------------------------

Results between performance levels will be rewarded on a payout percentage determined by the CEO and/or the participant's manager (with CEO approval).




11/19/98

SAMPLE CALCULATION:

Salary: $80,000
1998 Target Percentage: 20%

------------------- ---------------- --------------------------- ---------------------------- -----------------
BUSINESS GROUP         OPERATING           MAJOR AREA OF             INDIVIDUAL AREA OF          MAJOR GOAL
                         COSTS             RESPONSIBILITY              RESPONSIBILITY            ATTAINMENT
                                            ("M.A.O.R.")                 ("I.A.O.R.")
------------------- ---------------- --------------------------- ---------------------------- -----------------
Operations                20%                   60%                          0%                     20%
------------------- ---------------- --------------------------- ---------------------------- -----------------

Results:
Operating Costs:  $20,000 (F)
Major Area of Responsibility: Attains budget
Major Goal Attainment:  Accomplished all major goals satisfactorily on average

Calculation:
Operating Costs   = $20,000 = 3.0 + 100% = 103%
Award Percentage    $6,667

1998 Target x 20% x Operations Cost Award Percentage
          20% x 20% x 103% = 4.12%
                    +
1998 Target x 40% x Major Area of Responsibility Award Percentage
          20% x 60% x 100% = 12.00%
                    +
1998 Target x 20% x Major Goal Attainment Award Percentage
          20% x 20% x 100% = 4.00%

= Award of  20.12% of pay

FINAL PAYOUT = $80,000 X 20.12% = $16,096




11/19/98

                      INTERNATIONAL BUSINESS GROUP ADDENDUM
                                 EXECUTIVE LEVEL
                      (EXECUTIVES AND THEIR DIRECT REPORTS)
BS

International

MEASUREMENTS

------------------------------- ---------------------------------- --------------------- --------------------
BUSINESS GROUP                           BUSINESS GROUP                 CORPORATE            MAJOR GOAL
                                    EARNINGS BEFORE INTEREST             EARNINGS            ATTAINMENT
                                           AND TAXES                     PER SHARE
                                            ("EBIT")                    ("E.P.S.")
------------------------------- ---------------------------------- --------------------- --------------------
International                                  50%                         30%                   20%
------------------------------- ---------------------------------- --------------------- --------------------

EARNED AWARDS:

BUSINESS GROUP EBIT.:  Defined as follows.
International EBIT: $ To be determined

----------------------------------------- -------------------------------------- ---------------------------
GROUP PERFORMANCE LEVELS                           BUSINESS GROUP EBIT                INCENTIVE PAYOUT
                                                 PERFORMANCE PERCENTAGE               AWARD PERCENTAGE
----------------------------------------- -------------------------------------- ---------------------------
Minimum                                                    80%                               25%
----------------------------------------- -------------------------------------- ---------------------------
Target                                                    100%                              100%
----------------------------------------- -------------------------------------- ---------------------------
Maximum                                                   120%                              250%
----------------------------------------- -------------------------------------- ---------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

CORPORATE EARNINGS PER SHARE: Refer to the Plan Document.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document


11/19/98

                      INTERNATIONAL BUSINESS GROUP ADDENDUM
                                 EXECUTIVE LEVEL
                      (EXECUTIVES AND THEIR DIRECT REPORTS)
BF

International

MEASUREMENTS:

------------------ -------------------------- -------------------------- ------------------------- ----------------
BUSINESS GROUP          BUSINESS GROUP               MAJOR AREA           CORPORATE EARNINGS          MAJOR GOAL
                       EARNINGS BEFORE           OF RESPONSIBILITY            PER SHARE               ATTAINMENT
                      INTEREST AND TAXES          EARNINGS BEFORE             ("E.P.S")
                           ("EBIT")              INTEREST AND TAXES
                                                      ("EBIT")
------------------ -------------------------- -------------------------- ------------------------- ----------------
International                 25%                        25%                       30%                   20%
------------------ -------------------------- -------------------------- ------------------------- ----------------

EARNED AWARDS:

BUSINESS GROUP EBIT:  Defined as follows:
International EBIT: $ To be determined

----------------------------------------- --------------------------------------- --------------------------
GROUP PERFORMANCE LEVELS                           BUSINESS GROUP EBIT                INCENTIVE PAYOUT
                                                  PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
----------------------------------------- --------------------------------------- --------------------------
Minimum                                                     80%                              25%
----------------------------------------- --------------------------------------- --------------------------
Target                                                     100%                             100%
----------------------------------------- --------------------------------------- --------------------------
Maximum                                                    120%                             250%
----------------------------------------- --------------------------------------- --------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.


11/19/98

MAJOR AREA OF RESPONSIBILITY EBIT: Defined as follows:
Asia Pacific & Latin America EBIT - $ To be determined


----------------------- --------------------------------------- --------------------------
PERFORMANCE LEVELS                  M.A.O.R. EBIT                   INCENTIVE PAYOUT
                                PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
----------------------- --------------------------------------- --------------------------
Minimum                                   80%                              25%
----------------------- --------------------------------------- --------------------------
Target                                   100%                             100%
----------------------- --------------------------------------- --------------------------
Maximum                                  120%                             250%
----------------------- --------------------------------------- --------------------------


CORPORATE EARNINGS PER SHARE: Refer to the Plan Document.

MAJOR GOAL ATTAINMENT:  Refer to the Plan Document.







11/19/98

                      PROFESSIONAL BUSINESS GROUP ADDENDUM
                                 EXECUTIVE LEVEL


MEASUREMENTS:

----------------------- ------------------------- ------------------------- ----------------- ---------------
BUSINESS GROUP               BUSINESS GROUP           INDIVIDUAL AREA          CORPORATE        MAJOR GOAL
                                ADJUSTED             OF RESPONSIBILITY          EARNINGS        ATTAINMENT
                         CONTRIBUTION MARGIN             ADJUSTED              PER SHARE
                              ("A.C.M.")            CONTRIBUTION MARGIN
                                                        ("I.A.C.M.")
----------------------- ------------------------- ------------------------- ----------------- ---------------
Professional                      25%                       25%                   30%              20%
----------------------- ------------------------- ------------------------- ----------------- ---------------

EARNED AWARDS:

BUSINESS GROUP A.C.M.:  Refer to the Plan Document.

INDIVIDUAL AREA OF RESPONSIBILITY ADJUSTED CONTRIBUTION MARGIN: Defined by the attached schedule:

------------------------ --------------------------------------- --------------------------
PERFORMANCE LEVELS                      I.A.C.M.                     INCENTIVE PAYOUT
                                 PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
------------------------ --------------------------------------- --------------------------
Minimum                                    80%                              25%
------------------------ --------------------------------------- --------------------------
Target                                    100%                             100%
------------------------ --------------------------------------- --------------------------
Maximum                                   120%                             250%
------------------------ --------------------------------------- --------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

CORPORATE EARNINGS PER SHARE: Refer to the Plan Document.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.




11/19/98

                     CONSUMER LAWNS BUSINESS GROUP ADDENDUM
                                MANAGEMENT LEVEL

MEASUREMENTS:

---------------------------- ------------------------------ ----------------------------- ------------------
BUSINESS GROUP                       BUSINESS GROUP              INDIVIDUAL AREA              MAJOR GOAL
                                        ADJUSTED                OF RESPONSIBILITY             ATTAINMENT
                                  CONTRIBUTION MARGIN                ADJUSTED
                                       ("A.C.M.")               CONTRIBUTION MARGIN
                                                                    ("I.A.C.M.")
---------------------------- ------------------------------ ----------------------------- ------------------
Consumer Lawns                            40%                           40%                      20%
---------------------------- ------------------------------ ----------------------------- ------------------

EARNED AWARDS:

BUSINESS GROUP A.C.M.:  Refer to the Plan Document.

INDIVIDUAL AREA OF RESPONSIBILITY CONTRIBUTION MARGIN: Defined as follows:

Granular Fertilizer Adjusted Contribution Margin - $35,327,000
Grass Seed & Durables Adjusted Contribution Margin - $5,339,000

----------------------------------------- -------------------------------------- ---------------------------
PERFORMANCE LEVELS                                      I.A.C.M.                      INCENTIVE PAYOUT
                                                 PERFORMANCE PERCENTAGE               AWARD PERCENTAGE
----------------------------------------- -------------------------------------- ---------------------------
Minimum                                                    80%                               25%
----------------------------------------- -------------------------------------- ---------------------------
Target                                                    100%                              100%
----------------------------------------- -------------------------------------- ---------------------------
Maximum                                                   120%                              250%
----------------------------------------- -------------------------------------- ---------------------------


For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.



11/19/98

                    CONSUMER ORGANICS BUSINESS GROUP ADDENDUM
                                MANAGEMENT LEVEL

MEASUREMENTS:

---------------------------- ------------------------------ ----------------------------- ------------------
BUSINESS GROUP                      BUSINESS GROUP                INDIVIDUAL AREA            MAJOR GOAL
                                       ADJUSTED                  OF RESPONSIBILITY           ATTAINMENT
                                 CONTRIBUTION MARGIN                 ADJUSTED
                                      ("A.C.M.")                CONTRIBUTION MARGIN
                                                                    ("I.A.C.M.")
---------------------------- ------------------------------ ----------------------------- ------------------
Consumer Organics                        40%                           40%                      20%
---------------------------- ------------------------------ ----------------------------- ------------------

EARNED AWARDS:

BUSINESS GROUP A.C.M.:  Refer to the Plan Document.

INDIVIDUAL AREA OF RESPONSIBILITY CONTRIBUTION MARGIN: Defined as follows:

Adjusted Contribution Margin - $ To be provided at a later date. Adjusted Contribution Margin - $ To be provided at a later date.

----------------------------------------- -------------------------------------- ---------------------------
PERFORMANCE LEVELS                                      I.A.C.M.                      INCENTIVE PAYOUT
                                                 PERFORMANCE PERCENTAGE               AWARD PERCENTAGE
----------------------------------------- -------------------------------------- ---------------------------
Minimum                                                    80%                               25%
----------------------------------------- -------------------------------------- ---------------------------
Target                                                    100%                              100%
----------------------------------------- -------------------------------------- ---------------------------
Maximum                                                   120%                              250%
----------------------------------------- -------------------------------------- ---------------------------

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.



11/19/98

                          SCOTTS LAWN SERVICE ADDENDUM
                                 EXECUTIVE LEVEL
ML
MEASUREMENTS:


-------------- --------------- ----------------------- ------------------------ ------------- --------------
BUSINESS        SCOTTS LAWN     SCOTTS LAWN SERVICE        BUSINESS GROUP        CORPORATE      MAJOR GOAL
GROUP           SERVICE NET       EARNINGS BEFORE             ADJUSTED           EARNINGS       ATTAINMENT
                   SALES         INTEREST AND TAXES         CONTRIBUTION         PER SHARE
                                      ("EBIT")            MARGIN ("A.C.M.")
-------------- --------------- ----------------------- ------------------------ ------------- --------------
SLS                 15%                 25%                      10%                30%            20%
-------------- --------------- ----------------------- ------------------------ ------------- --------------

EARNED AWARDS:

SCOTTS LAWN SERVICE NET SALES: Defined by the attached schedule

------------------------- --------------------------------------- --------------------------
PERFORMANCE LEVELS                    SLS NET SALES                   INCENTIVE PAYOUT
                                  PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
------------------------- --------------------------------------- --------------------------
Minimum                                     80%                              25%
------------------------- --------------------------------------- --------------------------
Target                                     100%                             100%
------------------------- --------------------------------------- --------------------------
Maximum                                    120%                             250%
------------------------- --------------------------------------- --------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

SCOTTS LAWN SERVICE EBIT: Defined by the attached schedule.

----------------------- --------------------------------------- --------------------------
PERFORMANCE LEVELS                     SLS EBIT                     INCENTIVE PAYOUT
                                PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
----------------------- --------------------------------------- --------------------------
Minimum                                   80%                              25%
----------------------- --------------------------------------- --------------------------
Target                                   100%                             100%
----------------------- --------------------------------------- --------------------------
Maximum                                  120%                             250%
----------------------- --------------------------------------- --------------------------



11/19/98

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

BUSINESS GROUP A.C.M.:  Refer to the Plan Document.

CORPORATE EARNINGS PER SHARE: Refer to the Plan Document.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.




11/19/98

                          SCOTTS LAWN SERVICE ADDENDUM
                                MANAGEMENT LEVEL

MEASUREMENTS:

-------------- --------------- -------------------------- ---------------------------- ---------------------
BUSINESS        SCOTTS LAWN       SCOTTS LAWN SERVICE           BUSINESS GROUP              MAJOR GOAL
GROUP           SERVICE NET         EARNINGS BEFORE          ADJUSTED CONTRIBUTION          ATTAINMENT
                   SALES           INTEREST AND TAXES          MARGIN ("A.C.M.")
                                       ("EBIT")
-------------- --------------- -------------------------- ---------------------------- ---------------------
SLS                 30%                   30%                         20%                      20%
-------------- --------------- -------------------------- ---------------------------- ---------------------

EARNED AWARDS:

SCOTTS LAWN SERVICE NET SALES: Defined by the attached schedule.

----------------------------------------- --------------------------------------- --------------------------
PERFORMANCE LEVELS                                    SLS NET SALES                   INCENTIVE PAYOUT
                                                  PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
----------------------------------------- --------------------------------------- --------------------------
Minimum                                                     80%                              25%
----------------------------------------- --------------------------------------- --------------------------
Target                                                     100%                             100%
----------------------------------------- --------------------------------------- --------------------------
Maximum                                                    120%                             250%
----------------------------------------- --------------------------------------- --------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

SCOTTS LAWN SERVICE EBIT: Defined by the attached schedule.


----------------------------------------- --------------------------------------- --------------------------
PERFORMANCE LEVELS                                       SLS EBIT                     INCENTIVE PAYOUT
                                                  PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
----------------------------------------- --------------------------------------- --------------------------
Minimum                                                     80%                              25%
----------------------------------------- --------------------------------------- --------------------------
Target                                                     100%                             100%
----------------------------------------- --------------------------------------- --------------------------
Maximum                                                    120%                             250%
----------------------------------------- --------------------------------------- --------------------------




11/19/98

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

BUSINESS GROUP A.C.M.:  Refer to the Plan Document.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.




11/19/98

                          SCOTTS LAWN SERVICE ADDENDUM
                                MANAGEMENT LEVEL
PK
MEASUREMENTS:

-------------- --------------- -------------------------- ---------------------------- ---------------------
BUSINESS        SCOTTS LAWN       SCOTTS LAWN SERVICE           BUSINESS GROUP              MAJOR GOAL
GROUP           SERVICE NET         EARNINGS BEFORE         ADJUSTED CONTRIBUTION           ATTAINMENT
                   SALES          INTEREST AND TAXES           MARGIN ("A.C.M.")
                                       ("EBIT")
-------------- --------------- -------------------------- ---------------------------- ---------------------
SLS                 15%                   15%                         50%                      20%
-------------- --------------- -------------------------- ---------------------------- ---------------------

EARNED AWARDS:

SCOTTS LAWN SERVICE NET SALES: Defined by the attached schedule.

----------------------------------------- --------------------------------------- --------------------------
PERFORMANCE LEVELS                                    SLS NET SALES                   INCENTIVE PAYOUT
                                                  PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
----------------------------------------- --------------------------------------- --------------------------
Minimum                                                     80%                              25%
----------------------------------------- --------------------------------------- --------------------------
Target                                                     100%                             100%
----------------------------------------- --------------------------------------- --------------------------
Maximum                                                    120%                             250%
----------------------------------------- --------------------------------------- --------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

SCOTTS LAWN SERVICE EBIT: Defined by the attached schedule.

------------------------- --------------------------------------- --------------------------
PERFORMANCE LEVELS                       SLS EBIT                     INCENTIVE PAYOUT
                                  PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
------------------------- --------------------------------------- --------------------------
Minimum                                     80%                              25%
------------------------- --------------------------------------- --------------------------
Target                                     100%                             100%
------------------------- --------------------------------------- --------------------------
Maximum                                    120%                             250%
------------------------- --------------------------------------- --------------------------





11/19/98

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

BUSINESS GROUP A.C.M.:  Refer to the Plan Document.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.





11/19/98

                      PROFESSIONAL BUSINESS GROUP ADDENDUM
                                MANAGEMENT LEVEL

MEASUREMENTS:

---------------------------- ------------------------------ ----------------------------- ------------------
BUSINESS GROUP                      BUSINESS GROUP                 INDIVIDUAL AREA            MAJOR GOAL
                                      ADJUSTED                   OF RESPONSIBILITY            ATTAINMENT
                                 CONTRIBUTION MARGIN                  ADJUSTED
                                      ("A.C.M.")                 CONTRIBUTION MARGIN
                                                                    ("I.A.C.M.")
---------------------------- ------------------------------ ----------------------------- ------------------
Professional                              40%                           40%                      20%
---------------------------- ------------------------------ ----------------------------- ------------------

EARNED AWARDS:

BUSINESS GROUP A.C.M.:  Refer to the Plan Document.

INDIVIDUAL AREA OF RESPONSIBILITY CONTRIBUTION MARGIN: Defined by the attached schedule.

--------------------------- -------------------------------------- ---------------------------
PERFORMANCE LEVELS                        I.A.C.M.                      INCENTIVE PAYOUT
                                   PERFORMANCE PERCENTAGE               AWARD PERCENTAGE
--------------------------- -------------------------------------- ---------------------------
Minimum                                      80%                               25%
--------------------------- -------------------------------------- ---------------------------
Target                                      100%                              100%
--------------------------- -------------------------------------- ---------------------------
Maximum                                     120%                              250%
--------------------------- -------------------------------------- ---------------------------

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.




11/19/98

                      INTERNATIONAL BUSINESS GROUP ADDENDUM
                                MANAGEMENT LEVEL
KR/AP
International

MEASUREMENTS:

------------------ -------------------------- -------------------------- ------------------------- ----------------
BUSINESS                BUSINESS GROUP               MAJOR AREA             INDIVIDUAL AREA OF        MAJOR GOAL
GROUP                  EARNINGS BEFORE            OF RESPONSIBILITY          RESPONSIBILITY           ATTAINMENT
                      INTEREST AND TAXES          EARNINGS BEFORE             EARNINGS BEFOR
                          ("EBIT")               INTEREST AND TAXES         INTEREST AND TAXES
                                                     ("EBIT")                   ("EBIT")
------------------ -------------------------- -------------------------- ------------------------- ----------------
International                 20%                        20%                       40%                   20%
------------------ -------------------------- -------------------------- ------------------------- ----------------

EARNED AWARDS:

BUSINESS GROUP EBIT: Defined as follows:
International EBIT: $ To be determined.

----------------------------------------- --------------------------------------- --------------------------
GROUP PERFORMANCE LEVELS                           BUSINESS GROUP EBIT                INCENTIVE PAYOUT
                                                  PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
----------------------------------------- --------------------------------------- --------------------------
Minimum                                                     80%                              25%
----------------------------------------- --------------------------------------- --------------------------
Target                                                     100%                             100%
----------------------------------------- --------------------------------------- --------------------------
Maximum                                                    120%                             250%
----------------------------------------- --------------------------------------- --------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR AREA OF RESPONSIBILITY EBIT: Defined as follows:
Asia Pacific & Latin America EBIT - $ To be Determined

----------------------------------------- --------------------------------------- --------------------------
PERFORMANCE LEVELS                                    M.A.O.R. EBIT                   INCENTIVE PAYOUT
                                                  PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
----------------------------------------- --------------------------------------- --------------------------
Minimum                                                     80%                              25%
----------------------------------------- --------------------------------------- --------------------------
Target                                                     100%                             100%
----------------------------------------- --------------------------------------- --------------------------
Maximum                                                    120%                             250%
----------------------------------------- --------------------------------------- --------------------------


11/19/98

INDIVIDUAL AREA OF RESPONSIBILITY EBIT: Defined as follows.
Latin America EBIT: $ To be determined
Far East EBIT: $ To be determined

------------------------- --------------------------------------- --------------------------
PERFORMANCE LEVELS                    I.A.O.R. EBIT                   INCENTIVE PAYOUT
                                  PERFORMANCE PERCENTAGE              AWARD PERCENTAGE
------------------------- --------------------------------------- --------------------------
Minimum                                     80%                              25%
------------------------- --------------------------------------- --------------------------
Target                                     100%                             100%
------------------------- --------------------------------------- --------------------------
Maximum                                    120%                             250%
------------------------- --------------------------------------- --------------------------

MAJOR GOAL ATTAINMENT:  Refer to the Plan Document.








11/19/98

                      INTERNATIONAL BUSINESS GROUP ADDENDUM
                                MANAGEMENT LEVEL
TR
MEASUREMENTS:

---------------------------- ------------------------------ ----------------------------- ------------------
BUSINESS GROUP                      BUSINESS GROUP                   MAJOR AREA               MAJOR GOAL
                                   EARNINGS BEFORE              OF RESPONSIBILITY             ATTAINMENT
                                 INTEREST AND TAXES                   "EBIT"
                                      ("EBIT")
---------------------------- ------------------------------ ----------------------------- ------------------
International                             30%                           50%                      20%
---------------------------- ------------------------------ ----------------------------- ------------------

EARNED AWARDS:

BUSINESS GROUP EBIT.:  Defined as follows:
International EBIT: $ To be determined

MAJOR AREA OF RESPONSIBILITY EBIT: Defined as follows:
Asia Pacific & Latin America EBIT - $ To be determined

----------------------------------------- -------------------------------------- ---------------------------
PERFORMANCE LEVELS                                      M.A.O.R.                      INCENTIVE PAYOUT
                                                 PERFORMANCE PERCENTAGE               AWARD PERCENTAGE
----------------------------------------- -------------------------------------- ---------------------------
Minimum                                                    80%                               25%
----------------------------------------- -------------------------------------- ---------------------------
Target                                                    100%                              100%
----------------------------------------- -------------------------------------- ---------------------------
Maximum                                                   120%                              250%
----------------------------------------- -------------------------------------- ---------------------------

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.





11/19/98

                          OPERATIONS/ORGANICS ADDENDUM
                                 EXECUTIVE LEVEL
MW
MEASUREMENTS:

----------------------- ------------------------- ------------------------- ----------------- ---------------
BUSINESS GROUP             ORGANICS OPERATING         ORGANICS BUSINESS         CORPORATE        MAJOR GOAL
                                 COSTS                 GROUP ADJUSTED           EARNINGS        ATTAINMENT
                                                     CONTRIBUTION MARGIN       PER SHARE
                                                          ("A.C.M.")
----------------------- ------------------------- ------------------------- ----------------- ---------------
Operations                        25%                       25%                    30%               20%
----------------------- ------------------------- ------------------------- ----------------- ---------------

EARNED AWARDS:

ORGANICS OPERATING COSTS: Refer to the Plan Document

BUSINESS GROUP A.C.M.:  Defined by the attached schedule.

----------------------------------------- -------------------------------------- ---------------------------
GROUP PERFORMANCE LEVELS                          BUSINESS GROUP A.C.M.               INCENTIVE PAYOUT
                                                 PERFORMANCE PERCENTAGE               AWARD PERCENTAGE
----------------------------------------- -------------------------------------- ---------------------------
Minimum                                                    80%                               25%
----------------------------------------- -------------------------------------- ---------------------------
Target                                                    100%                              100%
----------------------------------------- -------------------------------------- ---------------------------
Maximum                                                   120%                              250%
----------------------------------------- -------------------------------------- ---------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

CORPORATE EARNINGS PER SHARE: Refer to the Plan Document.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.



11/19/98

                          OPERATIONS/ORGANICS ADDENDUM
                                MANAGEMENT LEVEL

MEASUREMENTS:

----------------------- ------------------------- --------------------------------- -------------------------
BUSINESS                        ORGANICS                   ORGANICS                        MAJOR GOAL
GROUP                        OPERATING COSTS         ADJUSTED CONTRIBUTION                 ATTAINMENT
                                                        MARGIN ("A.C.M.")
----------------------- ------------------------- --------------------------------- -------------------------
Operations                         50%                             30%                           20%
----------------------- ------------------------- --------------------------------- -------------------------

EARNED AWARDS:

ORGANICS OPERATING COSTS: Defined by the following:

---------------------------- ------------------------------------ ----------------------------
ORGANICS OPERATING COST              ORGANICS A.C.M.                     INCENTIVE PAYOUT
PERFORMANCE LEVELS                      MEASURE(S)                       AWARD PERCENTAGE
---------------------------- ------------------------------------ ----------------------------
Minimum                                   $500M (U)                              25%
---------------------------- ------------------------------------ ----------------------------
Target                                     Budget                               100%
---------------------------- ------------------------------------ ----------------------------
Maximum                                   $250M (F)                             250%
---------------------------- ------------------------------------ ----------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results above the "Maximum": An incentive payout of 250% will be calculated.

BUSINESS GROUP A.C.M.:  Defined by the attached schedule.

--------------------------------- -------------------------------------- ---------------------------
GROUP PERFORMANCE LEVELS                  BUSINESS GROUP A.C.M.               INCENTIVE PAYOUT
                                         PERFORMANCE PERCENTAGE               AWARD PERCENTAGE
--------------------------------- -------------------------------------- ---------------------------
Minimum                                            80%                              25%
--------------------------------- -------------------------------------- ---------------------------
Target                                            100%                              100%
--------------------------------- -------------------------------------- ---------------------------
Maximum                                           120%                              250%
--------------------------------- -------------------------------------- ---------------------------

Results between performance levels will be incrementally calculated so that participants will receive a prorated payout (calculated on a straight line basis, rounded to the nearest percentile).

For results below the "Minimum": No incentive payout will be made.

For results between "Minimum" and "Target": For each 1% increase in performance percentage above the "Minimum", the award percentage increases by 3.75%.




11/19/98

For results between "Target" and "Maximum": For each 1% increase in performance percentage above the "Target", the award percentage increases by 7.5%.

For results above the "Maximum": An incentive payout of 250% will be calculated.

MAJOR GOAL ATTAINMENT: Refer to the Plan Document.



11/19/98                                           PROPRIETARY AND CONFIDENTIAL